                                   EXHIBIT 8
                               Powers of Attorney


                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Daniel J. Fitzgerald, Chief Financial Officer of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Financial Officer of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Financial Officer of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

     Panorama Separate Account

     CML Variable Annuity Account A

     CML Variable Annuity Account B

     CML Accumulation Annuity Account E


     Connecticut Mutual Variable Life Separate Account I

     Panorama Plus Separate Account

     CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Daniel J. Fitzgerald

____________________________                 ___________________
Daniel J. Fitzgerald                               Witness
Chief Financial Officer

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Thomas B. Wheeler, Chief Executive Officer and Chairman of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

     CML Variable Annuity Account A

     CML Variable Annuity Account B

     CML Accumulation Annuity Account E

     Connecticut Mutual Variable Life Separate Account I

     Panorama Plus Separate Account

     CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Thomas B. Wheeler

_________________________________________________________________
Thomas B. Wheeler                            Witness
Chief Executive Officer and
Chairman of the Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------


The Undersigned, John J. Pajak, President and Chief Operating Officer of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President and Chief Operating Officer of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President and Chief Operating Officer of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

     MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

     MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

     MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

     MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

     MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

     MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

     MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

     PANORAMA SEPARATE ACCOUNT

     CML VARIABLE ANNUITY ACCOUNT A

     CML VARIABLE ANNUITY ACCOUNT B

     CML ACCUMULATION ANNUITY ACCOUNT E

     CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     CML/OFFITBANK SEPARATE ACCOUNT

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 17th day of February, 1997.



/s/ John J. Pajak
-----------------                                 ______________________________
JOHN J. PAJAK                                     WITNESS
PRESIDENT AND CHIEF OPERATING OFFICER

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


   The Undersigned, James R. Birle, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

   The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.



/s/  James R. Birle

_________________________________       _____________________________
  James R. Birle                        Witness
  Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


   The Undersigned, Frank C. Carlucci, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

   The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

   The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


   IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/  Frank C. Carlucci

______________________________               _______________________________
Frank C. Carlucci                            Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Gene Chao, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Gene Chao
______________________________                     ___________________________
Gene Chao                                          Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Patricia Diaz Dennis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set her hand this 19th day of February, 1996.



/s/ Patricia Diaz Dennis
____________________________                 ______________________________
    Patricia Diaz Dennis                       Witness
    Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, William B. Ellis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ William B. Ellis
________________________________         __________________________
William B. Ellis                                   Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Robert M. Furek, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Robert M. Furek
_______________________________              __________________________
Robert M. Furek                              Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, George B. Harvey, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

   MassMutual Separate Investment Account C

   Massachusetts Mutual Variable Annuity Fund 1

   Massachusetts Mutual Variable Annuity Fund 2

   Massachusetts Mutual Variable Annuity Separate Account 1

   Massachusetts Mutual Variable Annuity Separate Account 2

   Massachusetts Mutual Variable Annuity Separate Account 3

   Massachusetts Mutual Variable Life Separate Account I

   Massachusetts Mutual Variable Life Separate Account II

   Panorama Separate Account

   CML Variable Annuity Account A

   CML Variable Annuity Account B

   CML Accumulation Annuity Account E

   Connecticut Mutual Variable Life Separate Account I

   Panorama Plus Separate Account

   CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ George B. Harvey
_______________________________         ________________________
George B. Harvey                                Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, John F. Maypole, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ John F. Maypole

______________________________          ___________________________________
John F. Maypole                         Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


  The Undersigned, Roger G. Ackerman, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Roger G. Ackerman

______________________________          ____________________________
Roger G. Ackerman                       Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Anthony Downs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Anthony Downs

______________________________          ___________________________
Anthony Downs                           Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, James L. Dunlap, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ James L. Dunlap

____________________________            _________________________
James L. Dunlap                         Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Charles K. Gifford, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ Charles K. Gifford
_______________________________         _____________________________
Charles K. Gifford                      Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS


  The Undersigned, William N. Griggs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.



  /s/ William N. Griggs
  ____________________________          _____________________
  William N. Griggs                     Witness
  Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Barbara B. Hauptfuhrer, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 1st day of March, 1996.



/s/ Barbara B. Hauptfuhrer
______________________________          ________________________________
Barbara B. Hauptfuhrer                  Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Sheldon B. Lubar, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



  /s/ Sheldon B. Lubar
     __________________________         _________________
  Sheldon B. Lubar                      Witness
  Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, William B. Marx, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



/s/ William B. Marx, Jr.
_____________________________           ______________________________
William B. Marx, Jr.                    Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Donald F. McCullough, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.



  /s/ Donald F. McCullough
_____________________________           _____________________________
Donald F. McCullough                    Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Barbara Scott Preiskel, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 1st day of March, 1996.



/s/ Barbara Scott Preiskel
_____________________________           ______________________________
Barbara Scott Preiskel                  Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

  The Undersigned, Alfred M. Zeien, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

  The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

  MassMutual Separate Investment Account C

  Massachusetts Mutual Variable Annuity Fund 1

  Massachusetts Mutual Variable Annuity Fund 2

  Massachusetts Mutual Variable Annuity Separate Account 1

  Massachusetts Mutual Variable Annuity Separate Account 2

  Massachusetts Mutual Variable Annuity Separate Account 3

  Massachusetts Mutual Variable Life Separate Account I

  Massachusetts Mutual Variable Life Separate Account II

  Panorama Separate Account

  CML Variable Annuity Account A

  CML Variable Annuity Account B

  CML Accumulation Annuity Account E

  Connecticut Mutual Variable Life Separate Account I

  Panorama Plus Separate Account

  CML/OFFITBANK Separate Account

  The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.



/s/ Alfred M. Zeien
_____________________________           ___________________________
Alfred M. Zeien                         Witness
Member, Board of Directors